                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               October 23, 2000


                            AMSOUTH BANCORPORATION
            (Exact name of registrant as specified in its charter)

 DELAWARE                             1-7476                   63-0591257
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)           Identification No.)

                              AMSOUTH-SONAT TOWER
                            1900 FIFTH AVENUE NORTH
                           BIRMINGHAM, ALABAMA 35203
         (Address, including zip code, of principal executive office)

      Registrant's telephone number, including area code:  (205) 320-7151


                                Not applicable
          (Registrant's former address of principal executive office)

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          The following exhibit is furnished as part of this Current Report on Form 8-K:

          Exhibit No.   Exhibit
          ----------    -------

          99.1          Presentation of October 23,  2000

Item 9.   Regulation FD Disclosure
          --------------------------------

          AmSouth Bancorporation ("AmSouth") is furnishing this Current Report on Form 8-K with respect to a presentation being made by management of AmSouth on October 23, 2000 at a conference sponsored by UBS Warburg. Attached hereto and incorporated herein as Exhibit 99.1 is the text of that presentation. This presentation contains certain forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) based on current management expectations. AmSouth's actual results could differ materially from those management expectations. Factors that could cause future results to vary from current management expectations include, but are not limited to, the integration of the former First American franchise, general economic conditions, changes in interest rates, deposit flows, the cost of funds, cost of federal deposit insurance premiums, demand for loan products, demand for financial services, competition, changes in the quality or composition of AmSouth's loan and investment portfolios, changes in accounting principles, policies or guidelines and other economic, competitive, governmental, regulatory, and technical factors affecting AmSouth's operations, products, services and prices. Other factors may be specified in the comments that include the forward looking statements.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMSOUTH BANCORPORATION


                                        By:  /s/ Carl L. Gorday
                                           ---------------------------
                                        Name:   Carl L. Gorday
                                        Title:  Assistant Secretary


Date: October 23, 2000

                                       3